UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2014

Multi-Color Corporation

(Exact name of Registrant as specified in its Charter)

Ohio	0-16148	31-1125853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

4053 Clough Woods Dr., Batavia, Ohio		45103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 381-1480

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

Asset Purchase Agreement

Effective February 1, 2014, Graphic Packaging International, Inc., a Delaware corporation (“GPII”), Bluegrass Labels Company, LLC, a Delaware limited liability company (“Labels Company” and, together with GPII, the “Sellers”), MCC-Norwood, LLC, an Ohio limited liability company (“Buyer”), and Multi-Color Corporation, an Ohio Corporation (“MCC” or the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”). Pursuant to the Asset Purchase Agreement, Buyer, a wholly-owned subsidiary of the Company, agreed to purchase substantially all of the assets of Sellers primarily used in their labels business (the “Transaction”) for a $72,600,154 cash payment at closing (the “Closing Payment”) and a $8,066,683 cash payment in escrow (the “Escrow Amount”). The Closing Payment is subject to adjustment for assumed net debt and prorated expenses as provided in the Asset Purchase Agreement. The parties to the Asset Purchase Agreement consummated the Transaction on February 3, 2014.

Each of the parties has made representations and warranties in the Asset Purchase Agreement and agreed to various customary covenants and agreements.

Credit Agreement Amendment

On February 3, 2014, the Company, together with certain of its subsidiaries, entered into an Amendment No. 7 to Credit Agreement (the “Credit Agreement Amendment”) by and among the Company, Collotype International Holdings Pty Limited, an Australian company limited by shares and registered in South Australia, each of the Lenders from time to time a party thereto (such term having the meaning given in the Credit Agreement Amendment), Bank of America, N.A., as Administrative Agent, Swing Line Lender and U.S. L/C Issuer, and Westpac Banking Corporation, as Australian Administrative Agent and Australian L/C Issuer. The Credit Agreement Amendment amends the Credit Agreement entered into by the parties thereto on or about February 29, 2008 (the “Original Credit Agreement”) and amended on or about June 28, 2010, March 25, 2011, August 26, 2011, September 29, 2011, November 8, 2012 and November 13, 2013 (the Original Credit Agreement, as amended, the “Credit Agreement”), in certain respects in order to facilitate the Company’s entering into the Asset Purchase Agreement and consummating the Transaction.

The Credit Agreement Amendment provides permission to the Company and Buyer to consummate the Transaction and also increases the amount of the Term A Loan thereunder to an aggregate principal amount of $372,000,000 (the “Term Loan Increase”) and the amount of the Aggregate U.S. Revolving Commitments thereunder to an aggregate principal amount of $155,000,000 (the “Revolver Increase”). The Company and Buyer financed a portion of the purchase price for the Transaction through the Term Loan Increase and the Revolver Increase. The Credit Agreement Amendment also amends certain of the financial covenants in the Credit Agreement.

The foregoing description of the Asset Purchase Agreement and Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the respective exhibits to be filed. Capitalized terms used in this Report but not defined herein shall have the respective meanings assigned thereto in the Asset Purchase Agreement and Credit Agreement Amendment, as applicable. The Asset Purchase Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Asset Purchase Agreement and may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures exchanged between the parties in connection with the execution of the Asset Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts, and may be subject to contractual standards of “materiality” and “material adverse effect” applicable to the contracting parties that differ from those applicable to investors or under applicable securities laws. Investors are not third party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in the third and fourth paragraphs of Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 8.01 – Other Events

On February 3, 2014, the Company issued a press release announcing the signing of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transactions between the Company, Sellers and Buyer and the expected timing and completion of the transactions. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company, Sellers or Buyer. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transactions, or whether the transactions will close at all. Any number of factors — many of which are beyond the control of the Company, Sellers or Buyer — could cause the Company’s performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: the occurrence of any event, change or other circumstance that could result in the termination of the Asset Purchase Agreement; the outcome of any legal proceedings that may be instituted against the Company or others following announcement of the transactions; the inability to satisfy the conditions to complete the transactions (or to complete the transactions on a timely basis); risks that the proposed transactions disrupt current operations or pose potential difficulties in employee retention or otherwise affects financial or operating results; the ability to recognize the benefits of the transactions, including potential synergies and cost savings or the failure of the acquired business to achieve its plans and objectives generally; and legislative, regulatory and economic developments. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in item 1A of the Company’s Annual Report on Form 10-K for the year ended March 31, 2013, filed with the Securities and Exchange Commission (SEC) and the press release filed herewith. The Company can give no assurance that any of the contemplated transactions will be completed or that the conditions to the acquisition will be satisfied. The Company assumes no obligation to update or revise any forward-looking information as a result of new information or future events or developments.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 3, 2014, publicly announcing the actions reported therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

Date: February 5, 2014	/s/ Sharon E. Birkett
Sharon E. Birkett
Vice President, Chief Financial and
Accounting Officer, Secretary